UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2017

TEGNA INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-6961	16-0442930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7950 Jones Branch Drive McLean, Virginia	22107-0150
(Address of Principal Executive Offices)	(Zip Code)

(703) 873-6600

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2017, TEGNA Inc. (the “Company”) announced that its Board of Directors has elected Melinda Witmer to serve as a director of the Company, effective immediately. Ms. Witmer’s Board committee assignments will be determined at a later date.

A copy of the press release announcing the election of Ms. Witmer to the Company’s Board of Directors is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit	Description

99.1	Press Release issued by TEGNA Inc. on December 12, 2017.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEGNA INC.

By:	/s/ Akin S. Harrison
Akin S. Harrison
Senior Vice President, Associate General Counsel and Secretary

Date: December 15, 2017

EXHIBIT INDEX

Exhibit	Exhibit

99.1	Press Release issued by TEGNA Inc. on December 12, 2017.